Consolidated Statement of Other Comprehensive Income (Loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Consolidated Statement of Other Comprehensive Income (Loss)
Net income (loss) for the year	$ 917,093	$ (33,336)	$ (37,004)
Other comprehensive income (loss) to be reclassified to profit or loss in subsequent periods:
Change in fair value of available-for-sale financial assets	(218)	116	340
Exchange differences on translation of foreign operations	129,673	(4,896)	(22,733)
Net other comprehensive income (loss) to be reclassified to profit or loss in subsequent periods	129,455	(4,780)	(22,393)
Other comprehensive income (loss)	129,455	(4,780)	(22,393)
Total comprehensive income (loss)	1,046,548	(38,116)	(59,397)
Attributable to:
Equity holders of the parent	$ 1,046,548	$ (38,116)	$ (59,397)